SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDED CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2007

BASELINE OIL & GAS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-116890	30-0226902
State of Incorporation	Commission File Number	IRS Employer I.D. Number

411 North Sam Houston Parkway East, Suite 300, Houston, Texas 77060

Address of principal executive offices

Registrant’s telephone number: (281) 591-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment is being filed for the purpose of updating certain information with respect to our acquisition of certain oil and natural gas assets (the “DSX Acquisition”) from DSX Energy Limited, LLP, Kebo Oil & Gas, Inc., Sanchez Oil & Gas Corp., Sue Ann Operating, L.L.C. and twenty-three other individuals, trusts and companies, pursuant to an Asset Purchase and Sale Agreement dated as of August 7, 2007 (the “Agreement”). The DSX Acquisition closed on October 1, 2007 and was initially reported by us on our Current Report on Form 8-K, filed with the Commission on October 5, 2007.

Item 8.01 Other Information.

Since closing the DSX Acquisition, we have entered into a series of hedging arrangements. Pursuant to our Credit Agreement with Wells Fargo Foothill, Inc., we are required to maintain hedges covering not less than 50% and not more than 80% of the aggregate amount of our estimated hydrocarbon production volumes for the succeeding twenty-four months, on a rolling basis, (a) classified as Proved Developed Producing in our most recent reserve report, plus (b) such additions to Proved Developed Producing reserves as we estimated to have been made as a result of drilling activity occurring after our most recent reserve report. The terms of our 12-1/2% Senior Secured Notes and 14% Senior Subordinated Convertible Notes require that we enter into hedging arrangements within 60 days of receiving our annual third party reserve report covering at least 70% of anticipated oil and gas production classified as Proved Developed Producing for the succeeding twelve months. A summary of the Company’s current hedging arrangements is shown below.

Crude Oil

Period	Vol., BBL	Instrument	Settlement Index	Floor	Ceiling	Fixed
2007	11,000	Collar	NYMEX WTI (1)	$68.20	$74.20
2008	123,000	Collar	NYMEX WTI (1)	$68.20	$74.20
2008	66,000	Collar	NYMEX WTI (1)	$68.00	$79.81
2008	60,000	Floor	NYMEX WTI (1)	$75.00
2009	117,000	Swap	NYMEX WTI (1)			$68.20
2009	42,000	Collar	NYMEX WTI (1)	$68.00	$74.05
2009	48,000	Floor	NYMEX WTI (1)		$75.00
2010	47,500	Swap	NYMEX WTI (1)			$68.20
2010	49,000	Ceiling (2)	NYMEX WTI (1)		$73.20
2011	84,000	Ceiling (2)	NYMEX WTI (1)		$73.20

(1)	Average daily NYMEX settle price for prompt contract during calendar month
(2)	Call option held by Wells Fargo & Company

Natural Gas

Period	Vol., MMBtu	Instrument	Settlement Index	Floor	Ceiling	Fixed
2008	960,000	Collar	HSC (3)	$7.50	$7.83
2009	660,000	Collar	HSC (3)	$7.50	$8.44

(3)	Inside FERC First of Month Houston Ship Channel price

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Item 9.01 Financial Statements.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) were previously furnished in a post-effective amendment to our registration statement filed with the Securities and Exchange Commission on September 21, 2007, which amended registration statement on Form SB-2 was declared effective on October 26, 2007.

(b) Pro Forma Financial Information.

Set forth below is the following pro forma combined financial information for our Company, giving effect to the DSX Acquisition as consummated on October 1, 2007 in accordance with Article 11 of Regulation S-X. The below information updates the pro forma financial information previously attached as Exhibit 99.1 to our Amended Current Report on Form 8-K/A filed on September 21, 2007 and is based upon the purchase price, as adjusted under the Agreement, actually paid for the assets.

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(b) Pro Forma Financial Information

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The following unaudited pro forma combined financial data for the six months ended June 30, 2006 and 2007 and the year ended December 31, 2006 and as of June 30, 2007 have been derived from our historical financial statements as of such dates and for such periods. The pro forma adjustments give effect to our acquisition of (i) oil and gas properties in the DSX Acquisition on October 1, 2007 (the “DSX Properties”) and (ii) oil and gas properties located in north Texas from Statex Petroleum I, L.P. and Charles W. Gleeson LP on April 12, 2007 (the “North Texas Properties”), as if they had occurred on June 30, 2007 in the case of balance sheet data, and as of January 1, 2007 and 2006 in the case of statements of operations data.

The unaudited pro forma adjustments are based upon currently available information and certain assumptions that we believe to be reasonable under the circumstances. The unaudited pro forma combined financial information has been prepared for informational purposes only and is not intended to represent the results of operations or financial position that we would have reported had the DSX Acquisition and our purchase of the North Texas Properties been completed as of the date presented, and should not be taken as representative of our future results of operations or financial position.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

	As of June 30, 2007
	Baseline Historical	Pro Forma Adjustments		Pro Forma Combined
	(dollars in thousands)
Assets:
Cash and marketable securities	$156	$14,781	(1)	$14,937
Cash—restricted	1,131	—		1,131
Accounts receivable, trade	1,175	—		1,175
Prepaid and other current assets	124	—		124

Total current assets	2,586	14,781		17,367
Oil and natural gas properties—using successful efforts method of accounting
Proved properties	27,416	99,520	(2)	126,936
Unproved properties	8,093	—		8,093
Less accumulated depletion, depreciation and amortization	(515)	—		(515)

Oil and natural gas properties, net	34,994	99,520		134,514
Deferred loan costs, net of accumulated amortization of $2,142	3,768	13,538	(3)	13,538
		(3,768	)(4)
Other property and equipment, net of accumulated depreciation of $3 at June 30, 2007	38	—		38

Total other assets	3,806	9,770		13,575

Total assets	$41,386	$124,071		$165,457

Liabilities and stockholders’ equity:
Accounts payable—trade	$599	$—		$599
Accrued expenses	418	—		418
Royalties payable	508	—		508
Short term notes to related parties	100	(100	)(5)	—
Short term debt and current portion of long-term debt	2,257	(2,257	)(5)	—
Derivative liability—short term	957	—		957

Total current liabilities	4,839	(2,357)		2,482
Long-term debt	30,218	160,414	(6)	160,414
		(30,218	)(5)
Asset retirement obligations	452	—		452
Derivative liability—long term	834	—		834

Total noncurrent liabilities	31,504	130,196		161,699

Total liabilities	36,343	127,839		164,181

Stockholders’ equity:
Common stock, $0.001 par value per share; 140,000,000 shares authorized; 32,210,238 shares issued and outstanding	32	—		32
Additional paid-in capital	31,629	—		31,629
Accumulated other comprehensive income	(1,692)	—		(1,692)
Accumulated deficit	(24,926)	(3,768	)(4)	(28,694)

Total stockholders’ equity	5,043	(3,768)		1,276

Total liabilities and stockholders’ equity	$41,386	$124,071		$165,457

(1)

Adjustment to record the use for general corporate purposes of the proceeds from the private issuance on October 1, 2007 of debt securities in our company, consisting of (i) $115 million aggregate principal amount of 12.5% Senior Secured Notes due 2012 and (ii) $50 million aggregate principal amount of 14% Senior Subordinated Convertible Secured Notes due 2013 (the “DSX Financing”).

(2)	Adjustment to record the acquisition of the DSX Properties for $96,582,000 and deal related costs of $2,937,500.
(3)	Adjustment to record amortized debt issue costs related to the DSX Financing.
(4)	Adjustment to record the elimination of unamortized debt issue costs for prior financing.
(5)	Adjustment to record the use of the proceeds from the DSX Financing to repay existing debt.
(6)	Adjustment to record the $165,000,000 aggregate principal amount of notes issued in connection with the DSX Financing.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Six Months Ended June 30, 2007
	Baseline Historical	North Texas Properties Historical	Pro Forma Adjustments North Texas Properties		Pro Forma for North Texas Properties	DSX Properties Historical	Pro Forma Adjustments DSX Properties		Pro Forma Combined
					(dollars in thousands)
Oil and gas sales	$2,820	$2,539	$—		$5,359	$13,559	$—		$18,918

Operating expenses:
Production expenses	1,309	1,173	—		2,483	1,796	—		4,279
General and administrative expenses	852	—	—		852	—	951	(4)	1,803
Depreciation, depletion and amortization	518	—	279	(1)	797	—	6,979	(5)	7,776
Accretion expense	12	—	—		12	—	—		12

Total operating expenses	2,691	1,173	279		4,144	1,796	7,930		13,870

Net income (loss) from operations	128	1,366	(279)		1,215	11,763	(7,930)		5,048

Other income (expense):
Other income (expense)	23	—	—		23	—	—		23
Interest income	1	—	—		1	—	—		1
Interest expense	(3,520)	—	(857	)(2)	(4,481)	—	(11,131	)(6)	(19,772)
			(104	)(3)			857	(7)
							(1,354	)(8)
							(3,663	)(9)
Unrealized gain (loss) on derivatives	6	—	—		6	—	—		6

Total other expense, net	(3,490)	—	(961)		(4,451)	—	(15,291)		(19,742)

Net loss	$(3,362)	$1,366	$(1,240)		$(3,236)	$11,763	$(23,221)		$(14,694)

(1)

To reflect the North Texas Properties depreciation, depletion and amortization for production from January 1, 2007 to March 1, 2007. The depreciation, depletion and amortization was computed by allocating the North Texas Properties adjusted purchase price of $27,055,079 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual fields was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(2)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense assumes the $30,013,224 of borrowing was incurred as if the acquisition of the North Texas Properties had occurred on January 1, 2007.

(3)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $104,000 of amortization of debt issue costs related to the borrowing incurred to acquire the North Texas Properties.

(4)

To record additional general and administrative expense. Pro forma general and administrative expense includes an additional $951,000 to reflect the level of expense incurred subsequent to the acquisition of the North Texas Properties and adjustments to reflect additional staffing requirements.

(5)

To reflect the DSX Properties depreciation, depletion and amortization for production from January 1, 2007 to June 30, 2007. The depreciation, depletion and amortization was computed by allocating the DSX Properties adjusted purchase price of $99,520,000 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual properties was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(6)	To record additional interest expense related to the DSX Financing. Pro forma interest expense assumes the $165,000,000 aggregate principal amount of borrowing was incurred on January 1, 2007.
(7)

To reverse interest expense related to the North Texas Properties. Pro forma interest expense assumes repayment of the $30,013,224 of borrowing incurred to acquire the North Texas Properties with proceeds from the DSX Financing on January 1, 2007.

(8)	To record additional interest expense related to the DSX Financing. Pro forma interest expense includes $1,354,000 of amortization of debt issue costs related to the notes.
(9)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $3,663,000 to fully amortize debt issue costs related to the borrowing incurred to acquire the North Texas Properties concurrently with the assumed repayment of such debt on January 1, 2007.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Six Months Ended June 30, 2006
	Baseline Historical	North Texas Properties Historical	Pro Forma Adjustments North Texas Properties		Pro Forma for North Texas Properties	DSX Properties Historical	Pro Forma Adjustments DSX Properties		Pro Forma Combined
	(dollars in thousands)
Oil and gas sales	$—	$6,379	$—		$6,379	$9,815	$—		$16,194

Operating expenses:
Production expenses	—	2,982	—		2,982	1,032	—		4,014
General and administrative expenses	1,265	—	—		1,265	—	1,515	(4)	2,780
Depreciation, depletion and amortization	—	—	723	(1)	723	—	3,454	(5)	4,177

Total operating expenses	1,265	2,982	723		4,969	1,032	4,969		10,971

Net income (loss) from operations	(1,265)	3,398	(723)		1,410	8,783	(4,969)		5,223

Other income (expense):
Other income (expense)	—	—	—		—	—	—		—
Interest income	59	—	—		59	—	—		59
Interest expense	(764)	—	(1,543	)(2)	(2,547)	—	(11,131	)(6)	(17,136)
			(240	)(3)			1,543	(7)
							(1,354	)(8)
							(3,647	)(9)
Unrealized gain (loss) on derivatives	334	—	—		334	—	—		334

Total other expense, net	(371)	—	(1,783)		(2,154)	—	(14,589)		(16,743)

Net loss	$(1,636)	$3,398	$(2,506)		$(744)	$8,783	$(19,558)		$(11,520)

(1)

To reflect the North Texas Properties depreciation, depletion and amortization for production from January 1, 2006 to June 30, 2006. The depreciation, depletion and amortization was computed by allocating the North Texas Properties adjusted purchase price of $27,055,079 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual fields was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(2)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense assumes the $30,013,224 of borrowing was incurred as if the acquisition of the North Texas Properties had occurred on January 1, 2006.

(3)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $240,000 of amortization of debt issue costs related to the borrowing incurred to acquire the North Texas Properties.

(4)

To record additional general and administrative expense. Pro forma general and administrative expense includes an additional $1,515,000 to reflect the level of expense incurred subsequent to the acquisition of the North Texas Properties and adjustments to reflect additional staffing requirements.

(5)

To reflect the DSX Properties depreciation, depletion and amortization for production from January 1, 2006 to June 30, 2006. The depreciation, depletion and amortization was computed by allocating the DSX Properties adjusted purchase price of $99,520,000 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual properties was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(6)	To record additional interest expense related to the DSX Financing. Pro forma interest expense assumes the $165,000,000 aggregate principal amount of borrowing was incurred on January 1, 2006.
(7)

To reverse interest expense related to the North Texas Properties. Pro forma interest expense assumes repayment of the $30,013,224 of borrowing incurred to acquire the North Texas Properties with proceeds from the DSX Financing on January 1, 2006.

(8)	To record additional interest expense related to the DSX Financing. Pro forma interest expense includes $1,354,000 of amortization of debt issue costs related to the notes.
(9)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $3,647,000 to fully amortize debt issue costs related to the borrowing incurred to acquire the North Texas Properties concurrently with the assumed repayment of such debt on January 1, 2006.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Fiscal Year Ended December 31, 2006
	Baseline Historical	North Texas Properties Historical	Pro Forma Adjustments North Texas Properties		Pro Forma for North Texas Properties	DSX Properties Historical	Pro Forma Adjustments DSX Properties		Pro Forma Combined
	(dollars in thousands)
Oil and gas sales	$—	$12,522	$—		$12,522	$17,086	$—		$29,608

Operating expenses:
Production expenses	—	6,447	—		6,447	2,162	—		8,609
General and administrative expenses	2,386	—	—		2,386	—	3,030	(4)	5,416
Depreciation, depletion and amortization	—	—	1,436	(1)	1,436	—	6,920	(5)	8,356

Total operating expenses	2,386	6,447	1,436		10,269	2,162	9,950		22,381

Net income (loss) from operations	(2,386)	6,075	(1,436)		2,253	14,924	(9,950)		7,227

Other income (expense):
Other income (expense)	(213)				(213)				(213)
Interest income	117	—	—		117	—	—		117
Interest expense	(1,692)	—	(3,085	)(2)	(5,258)	—	(22,263	)(6)	(30,549)
			(481	)(3)			3,084	(7)
							(2,708	)(8)
							(3,406	)(9)
Unrealized gain (loss) on derivatives	401	—	—		401	—	—		401

Total other expense, net	(1,387)	—	(3,566)		(4,952)	—	(25,292)		(30,244)

Net loss	$(3,773)	$6,075	$(5,000)		$(2,699)	$14,924	$(35,242)		$(23,017)

(1)

To reflect the North Texas Properties depreciation, depletion and amortization for production from January 1, 2006 to December 31, 2006. The depreciation, depletion and amortization was computed by allocating the North Texas Properties adjusted purchase price of $27,055,079 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual fields was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(2)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense assumes the $30,013,224 of borrowing was incurred as if the acquisition of the North Texas Properties had occurred on January 1, 2006.

(3)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $481,000 of amortization of debt issue costs related to the borrowing incurred to acquire the North Texas Properties.

(4)

To record additional general and administrative expense. Pro forma general and administrative expense includes an additional $3,030,000 to reflect the level of expense incurred subsequent to the acquisition of the North Texas Properties and adjustments to reflect additional staffing requirements.

(5)

To reflect the DSX Properties depreciation, depletion and amortization for production from January 1, 2006 to December 31, 2006. The depreciation, depletion and amortization was computed by allocating the DSX Properties adjusted purchase price of $102,937,000 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual properties was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(6)	To record additional interest expense related to the DSX Financing. Pro forma interest expense assumes the $165,000,000 aggregate principal amount of borrowing was incurred on January 1, 2006.
(7)

To reverse interest expense related to the North Texas Properties. Pro forma interest expense assumes repayment of the $30,013,224 of borrowing incurred to acquire the North Texas Properties with proceeds from the DSX Financing on January 1, 2006.

(8)	To record additional interest expense related to the DSX Financing. Pro forma interest expense includes $2,708,000 of amortization of debt issue costs related to the notes.
(9)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $3,406,000 to fully amortize debt issue costs related to the borrowing incurred to acquire the North Texas Properties concurrently with the assumed repayment of such debt on January 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2007

BASELINE OIL & GAS CORP.

By:	/s/ Thomas Kaetzer
Thomas Kaetzer
Chief Executive Officer

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